Exhibit 10.3

This intermediary contract is based on the standard intermediary contract pre-articles established by the Ministry of Transport and Communications.

General Intermediary Contract

Contents of the request	Sale・purchase・exchange

This contract is a general intermediary contract type among the following three contract types. In addition, the client is obliged to specify the real estate agent who requests again. If the contract does not specify the real estate agent to be requested again, a special contract shall be made to that effect.

・Exclusive intermediary contract model

The client cannot request the real estate agent other than our company to act as an intermediary or agent for the sale or exchange of daily properties.

The client cannot conclude a sales or exchange contract with the other party he / she discovers.

A will register the target property with the designated distribution organization designated by the Minister of Land, Infrastructure, Transport and Tourism.

・Dedicated intermediary contract model

The client cannot request the real estate agent other than our company to act as an intermediary or agent for the sale or exchange of the target property.

The client can conclude a sales or exchange contract with the other party he / she discovers.

The company registers the target property with the designated distribution organization designated by the Minister of Land, Infrastructure, Transport and Tourism.

・General intermediary contract model

The client can request the brokerage or agency of the sale or exchange of the daily property to a real estate agent other than our company.

The client can conclude a sales or exchange contract with the other party he / she discovers.

According to this contract and the general brokerage contract, the client A requests the real estate agent (target property) shown in the attached table to mediate the sale (exchange) of the real estate (target property) to the residential land and building trader B, and B accepts this.

[DATE]

A・Requester　Address: 6F, MFPR Shibuya Nanpeidai Building 16-11, Nampeidai-cho, Shibuya-ku, Tokyo

Name: Lead Real Estate Co., Ltd

Representative: Director, Eiji Nagahara

B・Real estate broker　 Address:

Representative:

Location of main office:

License number:

[For individual business owners, "our company" shall be read as "this business operator." ]

1      Real estate brokers other than the requesting B

(Trade name or name)       (Location of main office)

2      Notification of A

(1)	A is a residential land other than the residential land and building trader shown in 1 within the valid period of this intermediary contract. Attempting to ask a building trader to mediate or act as an intermediary or agent for the sale or exchange of daily properties. In such cases, A are obliged to notify B to that effect.

(2)	When A conclude a sales or exchange contract with the other party A discovered within the validity period of this intermediary contract, or when A conclude a sales or exchange contract with the intermediary or agent of a residential land and building trader other than B. Is obliged to notify B without delay.

(3)	If B fail to give notices 1 and 2, B may request the reimbursement of expenses from First Party pursuant to the provisions of the General Intermediary Contract.

3      B’s obligation to conclude a contract

(1)	B will coordinate the terms and conditions of the contract with the other party of the contract and make an active effort toward the conclusion of the contract.

(2)	When B apply for sale or exchange of the target property, B will report to A without delay.

4      B's business related to intermediary

B will fulfill the obligations listed in 3 and will perform the following tasks.

(1)	When B give an opinion to A about the price or valuation to buy or sell the target property, B will explain the basis clearly.

(2)	In the case where First Party requests Second Party to purchase or acquire the target property, Second Party shall act as a residential land and building trader in the dark until the contract for sale or exchange of the target property is concluded. A will issue a document signed and stamped by the residential land and building trader to explain the important matters stipulated in Article 35 of the Building Lots and Buildings Transaction Business Law.

(3)	When the contract for sale or exchange of the target property is concluded, Second Party shall prepare a document stipulated in Article 37 of the Building Lots and Buildings Transaction Business Law to First Party and the other party of First Party without delay and send the document to the Building Lots and Buildings Trader. A will issue this after B have B’s name stamped.

(4)	Second Party will assist First Party with the affairs related to the delivery of the target property such as registration and settlement procedures.

(5)	Others ( )

5      Presence or absence of intermediary of those who carry out building condition surveys　( Yes ・No )

6         Whether or not it is registered with the designated distribution organization　( Yes・No ) *

* When registering, enter the name of the designated distribution organization that intends to register.

7         Validity period          3 months after the conclusion of this intermediary contract ([●],2022 Up to [●]).

8         Contract reward amount

(Amount of compensation excluding consumption tax and local consumption tax): [●]

(Consumption tax G Xiao Expense tax amount and total amount of land amount): [●]

9         When to receive the contract fee

At the time of payment.

10       Special provisions

nothing special

Attached table

Owner	Address	Registered holder	Address Same as on the left
	Name		Name Same as on the left

location

Display of target property	Land	Actual measurement	㎡	Ground	Residential land・ Rice field・field Mountain・ Seed land・ Other ( )	Rights content	Ownership・ Leasehold right
		Public book area	㎡
	Building	Building area	㎡	Type		Structure
		Total area	㎡	Floor plan
	apartment	Name Floor Room				Structure	Build Floor
		Type LDK DK Occupied area ㎡				Co-ownership interest	Minutes

Base price	yen	Special provisions
Total amount of consumption tax and local consumption tax	yen	nothing special
Intermediary price	the amount yen

[However, for the intermediary contract related to the purchase request, the following attached table may be used. ]

Desired conditions

item	Contents	Degree of hope
Property type
Price
Area, floor plan, etc.
Property location

Other conditions (Please write the degree you want.)

Note: In the "Degree of hope" column, enter "especially strong", "slightly strong", "normal", etc.

General Intermediary Contract

(Purpose)

Article 1

This agreement shall clarify the matters that the parties should establish when concluding the contract and the matters that the parties should comply with each other regarding the performance of the contract regarding the general intermediary contract for the sale or exchange of residential land or building.

(Indication of parties and definition of terms)

Article 2

In this agreement, the requester is referred to as "A" and the request is made for the parties to the intermediary contract.

The real estate agent receive is displayed as "B".

2. In this agreement, the "general intermediary contract" is the residential land or building for which A are requesting.

(Hereinafter referred to as the "target property") An intermediary contract that allows B to request a real estate agent other than B to act as an intermediary or agent for the sale or exchange of the property.

(Display of target property, etc.)

Article 3

The display required to identify the daily property and the price to buy or sell the target property or the valuation price to be exchanged (hereinafter referred to as the “intermediary price”) are stated in the attached table of the general brokerage contract.

(Clarification of real estate brokers who make repeated requests)

Article 4

When requesting a real estate agent other than B to act as an intermediary or agent for the sale or exchange of the target property, A must clearly indicate the real estate agent to B.

2. The trade name or name of the real estate agent and the location of the main office that have already been requested at the time of concluding the general intermediary contract shall be stated in the general intermediary contract, and then another request shall be made to the real estate agent. When A try to do so, A shall notify B to that effect.

(Business of real estate broker)

Article 5

B are obligated to fulfill the following matters.

(1). Coordinate the terms and conditions of the contract with the other party of the contract and make an active effort toward the conclusion of the contract.

(2). When there is an application for sale or exchange of the target property, report to that effect to A without delay.

2. B will fulfill the obligations listed in the preceding paragraph and perform the following business.

(1). When determining the intermediary price, when giving an opinion on the price to A, show the grounds and explain.

(2). When A asks B to purchase or acquire the target property, he will act as a residential land and building trader until the contract for sale or exchange of the target property is concluded with A, and the Building Lots and Buildings Transaction Business Law No. 35 Have the residential land and building trader issue and explain the important matters stipulated in the Article.

(3). When a contract for sale or exchange of the target property is concluded, A will contact A and the other party of A.

Without delay, prepare the document stipulated in Article 37 of the Building Lots and Buildings Transaction Business Law, have the building lots and buildings trader sign and seal the document, and then deliver it.

(4). To support the office work related to the delivery of the target property such as registration and settlement procedures to A.

(5). Performing other business described in the general intermediary contract

(Advice on changing the brokerage price, etc.)

Article 6

If the brokerage price is found to be inappropriate due to changes in land prices, prices, or other circumstances, Second Party will advise First Party on the grounds for the change in brokerage prices.

2. If B intend to change the brokerage price, A will notify B to that effect. in this case

In, if the price change is an increase (in the case where A request B to purchase or acquire the target property, it is a decrease), A will need B consent.

3. When B intend to refuse the consent set forth in the preceding paragraph, B must show the grounds.

(Intermediary of a person who conducts a building condition survey)

Article 7

If B decides to mediate a person who conducts a building condition survey under this intermediary contract, he / she must mediate a person who conducts a building condition survey to A.

(Valid period)

Article 8

The validity period of the general intermediary contract is determined after discussions between A and B within the range not exceeding 3 months.

increase.

(Registration with designated distribution organization)

Article 9

If B decide to register the target property with the designated distribution organization in this brokerage contract, B must register the target property with the designated distribution organization described in the general brokerage contract.

(Request for compensation)

Article 10

When a contract for sale or exchange of a national property is concluded through the introduction of Second Party, Second Party may claim compensation from First Party. However, if the contract for sale or exchange is concluded as a contract with suspension conditions, B may claim remuneration 1 only if the conditions are fulfilled.

2. The amount of remuneration set forth in the preceding paragraph shall be determined after consultation between A and B within the limit specified in the notification of the Ministry of Land, Infrastructure, Transport and Tourism.

(When to receive the reward)

Article 11

B prepares the document stipulated in Article 37 of the Building Lots and Buildings Transaction Business Law, and the contract for its establishment.

B will not be able to receive the remuneration set forth in Paragraph 1 of the preceding Article (hereinafter referred to as the "contract remuneration") until after it has been delivered to the contracting party.

2. If the contract for sale or exchange of the target property is concluded on the condition that the loan for the price or exchange difference is not established, and then the loan is confirmed to be unsuccessful, or if the loan is unsuccessful, A will cancel the contract. If the loan is confirmed to be unsuccessful after it is concluded as possible, and if A cancels the contract for this reason, B will give A the full amount of the contracted fee received.

Must be returned without delay. However, no interest will be accrued on this.

(Cost related to special request)

Article 12

A will bear the cost of advertising specially requested by A or the travel expenses to remote areas, and A must pay the actual cost based on B request.

(Direct transaction)

Article 13

Within the validity period of the general intermediary contract or within 2 years after the expiration of the validity period, A will introduce B to B.

When B conclude a contract for sale or exchange of the target property with the other party that B learned from, B shall charge A considerable amount of compensation according to the proportion that can contributed to the conclusion of the contract.

(Request for reimbursement of expenses)

Article 14

Look at the real estate agent that A did not specify to B within the validity period of the general intermediary contract

When B request the intermediary or agency of the sale or exchange of the target property and conclude the sale or exchange contract by this, Second Party will reimburse A for the expenses required for the performance of the general intermediary contract.

2 The amount of expenses set forth in the preceding paragraph cannot exceed the contracted remuneration amount.

(Obligation to notify the client)

Article 15

A will buy and sell the target property with the other party discovered by itself within the valid period of the general intermediary contract.

Or, when a contract for exchange is concluded, or when a contract for sale or exchange of the target property is concluded through the intermediary or agent of a real estate broker other than B, B will be notified without delay. Must be.

(2) If A fails to give the notice set forth in the preceding paragraph and B spends the expenses required for processing the general intermediary contract for A in good faith after the conclusion of the sales or exchange contract, B will give A. B can request reimbursement of the cost.

(update)

Article 16

The validity period of the general intermediary contract can be renewed based on the agreement of First Party and Second Party.

increase.

2. When attempting to renew the validity period, A will notify B in writing at the expiration of the validity period.

3. When the validity period is renewed pursuant to the provisions of the preceding two paragraphs, if there is no other agreement on the contents of the general intermediary contract between A and B, it is considered that the contract with the same contents as the previous contract has been concluded.

(Cancellation of contract)

Article 17

Performance in accordance with the purpose of performance of the obligations stipulated in the general intermediary contract by First Party or Second Party

If B do not do so, the other party may notify B of the performance for a reasonable period of time, and if B do not perform within that period, B can cancel the general intermediary contract.

Article 18

In any of the following cases, A shall cancel the general intermediary contract.

1. Violation of the obligation of B to carry the business related to the general intermediary contract in good faith

When B do.

2. When B does not tell the facts intentionally or due to gross negligence or tells the truth about important matters related to the general intermediary contract.

3. When B has committed an illegal or significantly unjust act regarding the residential land and building transaction business.

(Exclusion of antisocial forces)

Article 19

A and B each assure the other party of the following matters.

1. The person himself / herself is not a gangster, a gangster-related company, a general assembly shop, a person equivalent to these, or a member thereof (hereinafter collectively referred to as "antisocial forces").

2. The officers (meaning employees, directors, executive officers or equivalent persons who execute business) are not antisocial forces.

3. Do not allow antisocial forces to use their own name and conclude a general intermediary contract.

4. Do not perform the following acts by B or by using a third party within the valid period of the general intermediary contract.

(i). Acts that use threatening behavior or violence against the other party

(ii). Acts that interfere with the other party's business or damage the credibility by using counterfeiting or power 2, If A or B falls under any of the following within the validity period of the general intermediary contract, the other party can cancel the general intermediary contract without any notice.

(1). When it is found that a declaration is made contrary to the promise of item 1 or 2 of the preceding paragraph

(2). When it is found that the contract is made contrary to the promise of item 3 of the preceding paragraph

(3). In the case of an act contrary to the promise of item 4 of the preceding paragraph

3.When B cancels the general intermediary contract pursuant to the provisions of the preceding paragraph, the amount equivalent to the contracted remuneration amount (if a part of the contracted remuneration has already been received, the amount excluding that amount) shall be applied to A. In addition, the amount equivalent to the total amount of consumption tax and local consumption tax related to this intermediary is excluded.) B can claim as a penalty.

(Special contract)

Article 20

Matters not stipulated in this agreement can be stipulated separately by A and B in consultation.

2. Special contracts that violate the provisions of each clause of this contract and are disadvantageous to A will be invalid.